SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K
                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported)     March 30, 2001
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                            ALAMOSA HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in Charter)




    Delaware                          0-32357                  75-2890997
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(STATE OR OTHER JURISDICTION  (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
     OF INCORPORATION)                                     IDENTIFICATION NO.)


            5225 S. Loop 289, Lubbock, Texas          79424
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            (Address of Principal Executive Offices) (Zip Code)



(Registrant's Telephone Number, Including Area Code)    (806) 722-1100
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        (Former Name or Former Address, if Changed Since Last Report)









ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

Alamosa Holdings, Inc., a Delaware corporation (the "Company") completed on March 30, 2001, its acquisition of Southwest PCS Holdings, Inc., a Delaware corporation ("Southwest") pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of March 9, 2001, by and among the Company, Southwest, Forty Acquisition, Inc., a wholly-owned subsidiary of the Company ("Merger Sub") and the former shareholders of Southwest. Pursuant to the Merger Agreement, Merger Sub was merged (the "Merger") with and into Southwest and the former stockholders of Southwest received, in the aggregate, approximately 11,100,000 shares of common stock, par value $.01 per share, of the Company, and $5,000,000 in cash. As a result of the Merger, Southwest became a wholly-owned subsidiary of the Company. A copy of the Merger Agreement is attached as Exhibit 2.1 and is hereby incorporated by reference herein.

The merger consideration was determined through arms-length negotiation. The cash portion of the merger consideration was financed through cash on hand.

Pursuant to the Merger Agreement, the Company assumed approximately $80,000,000 of debt, which was paid off at the time of completion of the Merger. Payment of this debt was financed with proceeds from the Company's senior secured credit facility, which was increased from $280,000,000 to $333,000,000.

A copy of the press release announcing the closing of the Merger is filed as Exhibit 99.1 and is hereby incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

(a)   Financial Statement of Business Acquired(1)

(b)   Pro Forma Financial Information(1)

(c)   Exhibits

            2.1 Agreement and Plan of Merger, dated as of March 9, 2001, by and among Alamosa Holdings, Inc., Forty Acquisition, Inc., Southwest PCS Holdings, Inc. ("Southwest") and the stockholders of Southwest.

            99.1  Press Release issued by Alamosa Holdings, Inc. on April
                  2, 2001.

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(1)   The Registrant will file the required financial statements with respect to the acquisition under the cover of an amendment to this Current Report on Form 8-K as soon as practicable, but in no event later than 60 days after the date on which this Current Report on Form 8-K was required to have been filed.



                              SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: April 5, 2001

                                          ALAMOSA HOLDINGS, INC.


                                          By:   /s/ Kendall W. Cowan
                                                ------------------------------
                                                Name:  Kendall W. Cowan
                                                Title: Chief Financial Officer



                              EXHIBIT INDEX

      Exhibit Number    Description

            2.1 Agreement and Plan of Merger, dated as of March 9, 2001, by and among Alamosa Holdings, Inc., Forty Acquisition, Inc., Southwest PCS Holdings, Inc. ("Southwest") and the stockholders of Southwest.

            99.1        Press Release issued by Alamosa Holdings, Inc. on
                        April 2, 2001.